CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vanjia Corporation (the “Company”) on Form 10-Q for the period ended March 31, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “report”),

I, Tian Su Hua, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Tian Su Hua

Tian Su Hua

Chief Executive Officer

Dated: May 7th, 2024